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                                                                     Exhibit 4.1

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AMERICAN BANK NOTE COMPANY                    PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
  55TH and SANSOM STREET                                     PROOF OF JULY 10, 2000
  PHILADELPHIA, PA 19139                                       ACCOUNT4.COM, INC.
     (215) 764-8600                                                H 67052 fc

SALES:  L. TOGLIA: 212-269-0339 X-16                     OPERATOR:                 HJ

LIVE JOBS home 14 / A / ACCOUNT 4 67052                                NEW
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NUMBER                                                                SHARES

AC

COMMON STOCK                    ACCOUNT4.COM, INC.                 COMMON STOCK
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP 00435P 10 9


THIS CERTIFIES THAT






is the Owner of



  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01, PAR VALUE, OF

                               ACCOUNT4.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney under surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.



                               Account4.com, Inc.
                          CORPORATE SEAL 1987 DELAWARE

/s/ William C. Rogers                                /s/ John J. Lucas
     SECRETARY                             CHIEF EXECUTIVE OFFICER AND PRESIDENT


COUNTERSIGNED AND REGISTERED:
  ChaseMellon Shareholder Services, L.L.C.

                                      TRANSFER AGENT
                                       AND REGISTRAR
BY

                                AUTHORIZED SIGNATURE


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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN ACT - ______________ CUSTODIAN ______________
TEN ENT - as tenants by the entireties                               (Cust)                  (Minor)
JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                              Act ___________________________________
                                                                                (State)

        Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________________ hereby sells, assigns and transfers unto


PLEASE PRINT OR TYPEWRITE IDENTIFYING NUMBER
AND NAME OF ASSIGNEE AS IT SHOULD APPEAR ON
CERTIFICATE AND SHOW ADDRESS

--------------------------------------------|
                                            |
                                            |
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------------- Attorney,
to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:
       -------------------------------------

                     X
                       ------------------------------------------------------------------------

                     X
                       ------------------------------------------------------------------------
                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever. Signatures of registered owners on this certificate or on powers of attorney, and signatures of attorneys on this certificate or on powers of substitution, must be guaranteed.


Signature Guaranteed:
                      ----------------------------------------------
                      SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL
                      BANK OR FIRM WHICH IS A MEMBER OF A REGISTERED
                      NATIONAL STOCK EXCHANGE.
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
AMERICAN BANK NOTE COMPANY                    PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
  55TH and SANSOM STREET                                     PROOF OF JULY 10, 2000
  PHILADELPHIA, PA 19139                                       ACCOUNT4.COM, INC.
     (215) 764-8600                                                H 67052 BK

SALES:  L. TOGLIA: 212-269-0339 X-16                     OPERATOR:                 HJ

LIVE JOBS home 14 / A / ACCOUNT 4 67052                                NEW
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